                                                                    EXHIBIT 23.5

                      CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Imperial Commercial Capital Corporation:

  We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

                                          /s/ KPMG PEAT MARWICK LLP

Orange County, California

June 10, 1997